                            Letter to Stockholders

-------------------------------------------------------------------------------


We herewith submit the financial statements for the nine months ended Septem-ber 30, 2001. In addition, a schedule of investments and summary financial in-formation for the Company are provided.

Net assets of the Company at September 30, 2001 were $16.31 per share on 80,980,062 shares outstanding, compared with $23.72 per share at December 31, 2000 on 82,292,262 shares outstanding. On March 1, 2001, a distribution of $0.08 per share was paid consisting of $0.04 from 2000 long-term capital gain, $0.03 from 2000 investment income, and $0.01 from 2001 investment income, all taxable in 2001. Regular 2001 investment income dividends of $0.08 per share were paid on June 1, 2001 and September 1, 2001.

Net investment income for the nine months ended September 30, 2001 amounted to $16,690,050, compared with $14,087,205 for the same period in 2000. These earnings are equal to $0.20 and $0.17 per share, respectively, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 2001 amounted to $111,204,399, the equivalent of $1.37 per share.

Both the Standard & Poor's 500 Index and the Dow Jones Industrial Average are off sharply from the beginning of the year. After two years of outperforming the S&P 500 Index, Adams Express has underperformed the Index thus far in 2001. There are a number of reasons for our performance which we will review in this report. However, we want our shareholders to know that we have re-mained true to our investment philosophy and the policies we use in following that philosophy. We are still vitally concerned with the preservation of our shareholders' capital, providing a reasonable income, and an opportunity for capital gain.

For many years, the typical holding in the Adams Express portfolio has been a company with a large market capitalization, a strong balance sheet, and good growth prospects for the next several years. There have been limited invest-ments in economically cyclical industries, our preference being companies which do well regardless of the vagaries of the economy. Thus, sector emphasis has been placed on health care, financials, telecommunications, and utilities, while steel, housing, capital goods, and transportation have been de-empha-sized. Technology had been considered less cyclical until very recently, so we have not hesitated to invest in that sector.

Historically, in times of uncertainty, investors have sought safety in large capitalization stocks. Since late last year, however, investors have been act-ing in what might be described as a counter-intuitive fashion. Despite a great deal of uncertainty about the health of the U.S. economy, as well as of the rest of the world, investors have eschewed large-capitalization stocks, and have bought small-caps, cyclicals, and value stocks. As a result, the largest capitalization stocks have performed worse than any other group. The Adams Ex-press portfolio, with its emphasis on this group as well as non-cyclicals and growth-oriented stocks, has therefore underperformed in a market that has been declining overall.

In addition, our performance would have been better if we had anticipated the severity of the economic downturn and the rapid and significant deterioration in the fundamentals of the technology and telecommunications industries. With the bursting of the Internet "bubble," the demand for networking and data com-munications equipment essentially evaporated, as did the need for additional communications services. While there were no Internet investments in the port-folio, we did have large holdings in technology companies which relied on the growth of the Internet for orders.

With the re-opening of the market after the tragic events of September 11, in-vestors have begun to shift their interests again, and Adams Express has outperformed the market as a whole in an extremely volatile environment. We believe that, once the political and economic landscapes settle down, earnings expectations should improve and the market trend should turn upward.

                            Letter to Stockholders

-------------------------------------------------------------------------------



The companies represented in the portfolio are some of the best in the world. Many have declined severely in value, far more than a recession or slowing in growth should warrant. We have reviewed all of our holdings and sold a number of companies whose recovery may take longer to accomplish. We believe that the current portfolio should bring the type of investment returns our shareholders have traditionally come to expect.

Today's market is a difficult test of long-term investing, but those who main-tain a long-term perspective should be rewarded--not only in Adams but in eq-uities overall.

                               ----------------

As we look to the future, we are pleased to announce the addition of Mr. Ed-ward J. Kelly, III to the Board of Directors of the Company, effective October 1, 2001. Mr. Kelly is President and Chief Executive Officer of Mercantile Bankshares Corporation, a multi-bank holding company based in Baltimore, Mary-land with assets of approximately $9 billion. Mr. Kelly was previously a Man-aging Director of J.P. Morgan Chase in New York where he was the head of that bank's Global Financial Institutions Division. He brings a wealth of invest-ment knowledge and experience to the Board of Directors.


                               ----------------

Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief his-tory of the Company, historical financial information, and more general indus-try material. Further information regarding shareholder services is located on page 14 of this report.

By order of the Board of Directors,

/s/ Douglas G. Ober
Douglas G. Ober,
Chairman and Chief   /s/ Joseph M. Truta
Executive Officer    Joseph M. Truta,
                     President

October 19, 2001

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                               September 30, 2001
                                  (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $926,929,253)                           $1,241,590,638
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $26,585,260)                                43,365,813
 Short-term investments (cost $24,355,860)          24,355,860 $1,309,312,311
-----------------------------------------------------------------------------
Cash                                                                   76,267
Securities lending collateral                                     131,726,012
Receivables:
  Investment securities sold                                       10,162,069
  Dividends and interest                                            1,038,133
Prepaid expenses and other assets                                   6,870,475
-----------------------------------------------------------------------------
  Total Assets                                                  1,459,185,267
-----------------------------------------------------------------------------
Liabilities
Open written option contracts at value
 (proceeds $385,943)                                                  510,540
Obligations to return securities lending
 collateral                                                       131,726,012
Accrued expenses                                                    6,268,683
-----------------------------------------------------------------------------
  Total Liabilities                                               138,505,235
-----------------------------------------------------------------------------
  Net Assets                                                   $1,320,680,032
-----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share,
 authorized 150,000,000 shares; issued and
 outstanding 80,980,062 shares                                 $   80,980,062
Additional capital surplus                                        792,519,907
Undistributed net investment income                                 4,134,895
Undistributed net realized gain on investments                    111,727,827
Unrealized appreciation on investments                            331,317,341
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $1,320,680,032
-----------------------------------------------------------------------------
  Net Asset Value Per Share of Common Stock                            $16.31
-----------------------------------------------------------------------------

*See Schedule of Investments on pages 9 through 11.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                      Nine Months Ended September 30, 2001
                                  (unaudited)

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $  15,367,349
   From non-controlled affiliate                                     688,954
  Interest and other income                                        2,399,851
-----------------------------------------------------------------------------
   Total income                                                   18,456,154
-----------------------------------------------------------------------------
 Expenses:
  Investment research                                                101,620
  Administration and operations                                      395,263
  Directors' fees                                                    144,250
  Reports and stockholder communications                             254,214
  Transfer agent, registrar and custodian expenses                   326,832
  Auditing and accounting services                                    78,485
  Legal services                                                      15,719
  Occupancy and other office expenses                                179,118
  Travel, telephone and postage                                       87,588
  Other                                                              183,015
-----------------------------------------------------------------------------
   Total expenses                                                  1,766,104
-----------------------------------------------------------------------------
   Net Investment Income                                          16,690,050
-----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                      111,146,986
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                          57,413
 Change in unrealized appreciation on investments               (716,152,003)
-----------------------------------------------------------------------------
   Net Loss on Investments                                      (604,947,604)
-----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $(588,257,554)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                             Nine Months Ended     Year Ended
                                             September 30, 2001 December 31, 2000
                                             ------------------ -----------------
                                                (unaudited)
From Operations:
 Net investment income                         $   16,690,050    $   20,941,465
 Net realized gain on investments                 111,204,399       128,091,337
 Change in unrealized appreciation on
  investments                                    (716,152,003)     (251,193,342)
---------------------------------------------------------------------------------
  Change in net assets resulting from
   operations                                    (588,257,554)     (102,160,540)
---------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                            (16,322,694)      (17,702,862)
 Net realized gain from investment
  transactions                                     (3,278,334)     (128,205,341)
---------------------------------------------------------------------------------
  Decrease in net assets from distributions       (19,601,028)     (145,908,203)
---------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of
  exercised options and distributions              --0--             77,508,318
 Cash in lieu of fractional shares issued
  in payment of 3-for-2 stock split                --0--               (123,043)
 Cost of shares purchased (Note 4)                (23,024,364)      (48,555,429)
---------------------------------------------------------------------------------
  Change in net assets from capital share
   transactions                                   (23,024,364)       28,829,846
---------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets        (630,882,946)     (219,238,897)
Net Assets:
 Beginning of period                            1,951,562,978     2,170,801,875
---------------------------------------------------------------------------------
 End of period (including undistributed net
  investment
  income of $4,134,895 and $3,767,539,
  respectively)                                $1,320,680,032    $1,951,562,978
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                   Notes to Financial Statements (unaudited)

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 2001 was $977,893,748, and net unrealized appreciation aggregated $331,804,506, of which the related gross unrealized appreciation and depreciation were $532,012,574 and $200,208,068, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, peri-odic reclassifications are made within the Company's capital accounts to re-flect income and gains available for distribution under income tax regula-tions.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2001 were $259,640,316 and $275,882,081, respectively. Options may be written or purchased by the Company. The Company, as writer of an option, bears the market risk of an un-favorable change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium origi-nally paid. Option transactions comprised an insignificant portion of opera-tions during the period ended September 30, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

On October 19, 2000 the Company effected a 3-for-2 stock split. All references to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in common stock for 2001 and 2000 were as follows:

                                    Shares                     Amount
                                    ------                     ------
                           Nine months                Nine months
                              ended      Year ended      ended       Year ended
                          September 30, December 31, September 30,  December 31,
                              2001          2000         2001           2000
                          ------------- ------------ -------------  ------------
Shares issued in payment
 of dividends                             3,517,794                 $77,391,468
Shares issued in payment
 of stock option
 exercise                                     3,068                     116,850
Shares issued for 3-for-
 2 stock split                           26,262,073                      --
Cash in lieu of
 fractional shares
 issued in payment of 3-
 for-2 stock split                                                     (123,043)
--------------------------------------------------------------------------------
 Total increase                --        29,782,935       --         77,385,275
--------------------------------------------------------------------------------
Shares purchased (at a
 weighted average
 discount from net asset
 value of 10.0% and
 13.7%, respectively)      (1,312,200)   (1,385,500) $ (23,024,364) (48,555,429)
--------------------------------------------------------------------------------
 Total decrease            (1,312,200)   (1,385,500)   (23,024,364) (48,555,429)
--------------------------------------------------------------------------------
Net change                 (1,312,200)   28,397,435  $ (23,024,364) $28,829,846
--------------------------------------------------------------------------------

On September 30, 2001 the Company held a total of 1,312,200 shares of its com-mon stock at a cost of $23,024,364. There were no shares of its common stock held at December 31, 2000.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation

-------------------------------------------------------------------------------

rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2001, 339,403 options were out-standing, with a weighted average exercise price of $8.1169 per share. During the nine months ended September 30, 2001, the Company granted options includ-ing stock appreciation rights for 44,214 shares of common stock with a weighted average exercise price of $20.5776. Stock appreciation rights relat-ing to 31,728 stock option shares were exercised at a weighted average market price of $17.3764 per share and the stock options relating to those rights, which had a weighted average exercise price of $4.7495 per share, were can-celled. At September 30, 2001, there were outstanding exercisable options to purchase 110,412 common shares at $3.7033-$20.5417 per share (weighted average price of $7.1115), and unexercisable options to purchase 241,477 common shares at $3.7033-$20.5417 per share (weighted average price of $11.3144). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 3.4080 years and 5.7761 years, respectively. Total compensation expense recognized for the nine months ended September 30, 2001 related to the stock options and stock appreciation rights plan was $(1,200,828). At Sep- tember 30, 2001, there were 1,266,371 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 5 years of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 2001 was $312,657, and consisted of service cost of $153,308, interest cost of $271,685, expected return on plan assets of $672,835, and net amortization credit of $64,815.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2001, the projected benefit obligation for service rendered to date was $4,932,613. During the nine months ended September 30, 2001, the pro-jected benefit obligation increased due to service cost and interest cost of $153,308 and $271,685, respectively, and decreased due to benefit payments in the amount of $154,003. The projected benefit obligation September 30, 2001 was $5,203,603.

On January 1, 2001, the actual fair value of plan assets was $11,316,574. Dur-ing the nine months ended September 30, 2001, the fair value of plan assets increased due to the expected return on plan assets of $672,835 and decreased due to benefit payments in the amount of $154,003. At September 30, 2001, the projected fair value of plan assets amounted to $11,835,406, which resulted in excess plan assets of $6,631,803. The remaining components of prepaid pension cost at September 30, 2001 included $934,123 in unrecognized net gain, $456,399 in unrecognized prior service cost and $23,981 is the remaining por-tion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at Sep-tember 30, 2001 was $6,130,098.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at September 30, 2001 for employees and former employees of the Company was $3,991,226. Aggregate remuneration paid or accrued during the nine months ended September 30, 2001 to officers and directors amounted to $325,588, which includes a credit of $1,200,828 for stock options and stock appreciation rights.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At September 30, 2001, the Company had securities on loan of $124,215,716 and held collateral of $131,726,012.

                               ----------------

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities and Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Com-pany, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

                              Financial Highlights

--------------------------------------------------------------------------------

                                             Nine Months Ended
                                           ----------------------
                                                (unaudited)
                                                                                     Year Ended December 31
                                           Sept. 30,   Sept. 30,   -----------------------------------------------------------
                                              2001        2000        2000        1999        1998        1997        1996
                                           ----------  ----------  ----------- ----------- ----------- ----------- -----------
 Per Share Operating Performance*

 Net asset value, beginning of period         $23.72      $26.85      $26.85      $21.69      $19.01      $15.80      $14.24
------------------------------------------------------------------------------------------------------------------------------

 Net investment
  income                                        0.20        0.17        0.26        0.25        0.30        0.29        0.35

 Net realized gains and change in
  unrealized appreciation and other
  changes                                      (7.39)       1.53       (1.63)       6.54        3.78        4.22        2.36
------------------------------------------------------------------------------------------------------------------------------

 Total from investment operations              (7.19)       1.70       (1.37)       6.79        4.08        4.51        2.71
------------------------------------------------------------------------------------------------------------------------------

 Capital share
  repurchases                                   0.02        0.10        0.09           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------

 Less
  distributions

 Dividends from net investment income          (0.20)      (0.19)      (0.22)      (0.26)      (0.30)      (0.29)      (0.35)

 Distributions from net realized gains         (0.04)      (0.05)      (1.63)      (1.37)      (1.10)      (1.01)      (0.80)
------------------------------------------------------------------------------------------------------------------------------

 Total
  distributions                                (0.24)      (0.24)      (1.85)      (1.63)      (1.40)      (1.30)      (1.15)
------------------------------------------------------------------------------------------------------------------------------

 Net asset value, end of period               $16.31      $28.41      $23.72      $26.85      $21.69      $19.01      $15.80
------------------------------------------------------------------------------------------------------------------------------

 Per share market price, end of period        $14.90      $25.75      $21.00      $22.38      $17.75      $16.13      $13.17

 Total Investment Return

 Based on market
  price                                       (28.1)%      10.2%        1.7%       36.1%       19.3%       33.1%       16.4%

 Based on net
  asset value                                 (30.3)%       6.8%       (4.3)%      33.6%       23.7%       30.7%       21.0%

 Ratios/Supplemental Data

 Net assets, end of period (in 000's)      $1,320,680  $2,238,273  $1,951,563  $2,170,802  $1,688,080  $1,424,170  $1,138,760

 Ratio of expenses to average net assets        0.14%+      0.31%+      0.24%       0.32%       0.22%       0.39%       0.34%

 Ratio of net investment income to
  average net
  assets                                        1.33%+      0.85%+      0.97%       1.06%       1.48%       1.61%       2.30%

 Portfolio
  turnover                                     21.29%+     12.24%+     12.74%      15.94%      22.65%      17.36%      19.60%

 Number of shares outstanding at
  end of period (in 000's)*                    80,980      78,801      82,292      80,842      77,815      74,924      72,055

--------
* Prior year data have been adjusted to reflect the 3-for-2 stock split ef-fected in October, 2000.
+ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                               September 30, 2001
                                  (unaudited)

                                                      Prin. Amt.
                                                       or Shares   Value (A)
                                                      ----------   ---------

Stocks And Convertible Securities -- 97.3%
 Basic Materials -- 1.8%
 Engelhard Corp.                                          530,000 $12,243,000
 Mead Corp.                                               400,000  11,072,000
                                                                  -----------
                                                                   23,315,000
                                                                  -----------
 Capital Goods -- 10.1%
 Black & Decker Corp.                                     300,000   9,360,000
 General Electric Co.                                   1,650,000  61,380,000
 ITT Industries                                           355,000  15,904,000
 Minnesota Mining &
   Manufacturing Co.                                      285,000  28,044,000
 United Technologies Corp.                                400,000  18,600,000
                                                                  -----------
                                                                  133,288,000
                                                                  -----------
 Communication Services -- 8.1%
 Telecommunications --
  Cellular and Wireless -- 1.9%
 Nextel Communications Inc.
  5.25% Conv. Notes
  due 2010 (B)                                        $10,000,000   4,737,500
 Nextel Communications Inc.
  (C)(D)                                                1,040,000   9,006,400
 Vodafone Group plc ADS (C)                               492,614  10,817,793
                                                                  -----------
                                                                   24,561,693
                                                                  -----------
 Telephone -- 6.2%
 American Tower Corp.
  5.00% Conv. Notes
  due 2010 (B)                                        $10,000,000   7,100,000
 BellSouth Corp.                                          440,000  18,282,000
 Global Crossing Ltd. 6.75%
   Conv. Pfd. due 2012 (C)                                 40,000   1,400,000
 Qwest Communications
  International, Inc.
  5.75% TRENDS Pfd.
  due 2003 (B)                                            538,000  18,426,500
 RCN Corp. (C)(D)                                         280,000     896,000
 SBC Communications Inc.                                  700,000  32,984,000
 Time Warner Telecom Inc. (C)(D)                          404,500   2,932,625
                                                                  -----------
                                                                   82,021,125
                                                                  -----------

                                                        Prin. Amt.
                                                        or Shares   Value (A)
                                                        ----------  ---------

 Consumer -- 6.7%
 BJ's Wholesale Club, Inc.                                330,000  $15,711,300
 Coca-Cola Co.                                            170,000    7,964,500
 Dean Foods Co. (C)                                       300,000   13,875,000
 Hershey Foods Corp.                                      110,000    7,190,700
 Ivex Packaging Corp. (D)                                 520,000    8,866,000
 PepsiCo, Inc.                                            315,000   15,277,500
 Procter & Gamble Co.                                     170,000   12,374,300
 Tiffany & Co. (C)                                        350,000    7,577,500
                                                                   -----------
                                                                    88,836,800
                                                                   -----------
 Energy -- 8.3%
 BP plc ADR                                               270,000   13,275,902
 Calpine Capital Trust 5.75%
   Conv. Pfd. HIGH TIDES (C)                              182,250   13,395,375
 Calpine Corp. (C)(D)                                      40,000      912,400
 Enron Corp. (C)                                          450,000   12,253,500
 Exxon Mobil Corp.                                        316,836   12,483,338
 Petroleum & Resources
  Corporation (E)                                       1,913,761   43,365,813
 Williams Companies, Inc.                                 500,000   13,650,000
                                                                   -----------
                                                                   109,336,328
                                                                   -----------
 Financial -- 20.4%
 Banking -- 12.3%
 BankNorth Group, Inc.                                    474,000   10,579,680
 Citigroup Inc.                                           401,023   16,241,436
 Federal Home Loan Mortgage
  Corp.                                                   345,000   22,425,000
 Greenpoint Financial Corp. (C)                           435,000   15,268,500
 Investors Financial Services
   Corp.                                                  510,000   29,396,400
 Mellon Financial Corp.                                   420,000   13,578,600
 Provident Bankshares Corp.                               335,021    6,934,944
 Wachovia Corp.                                           380,000   11,780,000
 Wells Fargo & Co.                                        550,000   24,447,500
 Wilmington Trust Corp.                                   210,000   11,592,000
                                                                   -----------
                                                                   162,244,060
                                                                   -----------
 Insurance -- 8.1%
 AMBAC Financial Group, Inc.                              569,400   31,151,874
 American International Group,
  Inc.                                                    759,375   59,231,251
 Annuity & Life Re (Holdings),
  Ltd.                                                    500,000   16,975,000
                                                                   -----------
                                                                   107,358,125
                                                                   -----------

--------------------------------------------------------------------------------

                               September 30, 2001
                                  (unaudited)

                                      Prin. Amt
                                      or Shares  Value (A)
                                      ---------  ---------

 Health Care -- 18.1%
 Abbott Laboratories                    350,000 $ 18,147,500
 Affymetrix Inc. (C)(D)                 210,000    3,370,500
 American Home Products
   Corp.                                300,000   17,475,000
 Applera Corp. - Applied
   Biosystems Group                     210,000    5,124,000
 Baxter International Inc.              510,000   28,075,500
 Bristol-Myers Squibb Co.               105,000    5,833,800
 Caliper Technologies (C)(D)            200,800    1,857,400
 Elan Corp., plc ADR (C)(D)             550,000   26,647,500
 Genentech, Inc. (D)                    400,000   17,600,000
 GlaxoSmithKline plc ADR                250,360   14,050,204
 HCA Inc. (C)                           390,000   17,280,900
 Human Genome Sciences
   Inc. (C)(D)                          200,000    6,162,000
 Johnson & Johnson                      360,000   19,944,000
 Lilly (Eli) & Co.                      190,000   15,333,000
 Merck & Co., Inc.                      250,000   16,650,000
 Pfizer Inc.                            165,000    6,616,500
 Pharmacia Corp.                        368,900   14,962,584
 Vertex Pharmaceuticals
   Inc. (D)                             248,016    4,474,209
                                                ------------
                                                 239,604,597
                                                ------------
 Technology -- 12.4%
 Communication Equipment -- 4.3%
 Corning Inc.                         1,170,000   10,319,400
 Ericsson (L.M.) Telephone Co.
   ADR                                2,000,000    6,980,000
 Lucent Technologies Inc.               400,000    2,292,000
 Motorola, Inc.                         495,622    7,731,703
 Nokia Corp. ADR (C)                  1,840,000   28,796,000
                                                ------------
                                                  56,119,103
                                                ------------
 Computer Related -- 5.3%
 BEA Systems Inc. (C)(D)                370,000    3,548,300
 BMC Software Inc. (D)                  310,000    3,937,000
 Cisco Systems, Inc. (D)              1,835,000   22,350,300
 DiamondCluster International
   Inc. (C)(D)                          472,500    4,654,125
 Oracle Corp. (D)                     1,180,000   14,844,400
 QRS Corp. (C)(D)                       417,500    3,507,000
 Sapient Corp. (D)                    1,150,000    4,427,500
 Siebel Systems Inc. (D)                195,000    2,536,950
 Sun Microsystems Inc. (D)              515,000    4,259,050
 Symantec Corp. (C)(D)                  182,500    6,327,275
                                                ------------
                                                  70,391,900
                                                ------------
 Electronics -- 2.8%
 Intel Corp.                            690,000   14,069,100
 Solectron Corp. (D)                  2,000,000   23,300,000
                                                ------------
                                                  37,369,100
                                                ------------

                                      Prin. Amt.
                                      or Shares    Value (A)
                                      ----------   ---------

 Transportation -- 2.1%
 Canadian National Railway Co.
   5.25% Conv. Pfd. QUIDS
   due 2029                            170,000   $   9,232,700
 Canadian National Railway
   Co. (C)                              85,000       3,234,250
 United Parcel Service, Inc.           300,000      15,594,000
                                                 -------------
                                                    28,060,950
                                                 -------------
 Utilities -- 9.3%
 Black Hills Corp.                     555,000      16,938,600
 CINergy Corp.                         300,000       9,261,000
 Duke Energy Corp. 8.25%
   Conv. Pfd. due 2004                 400,000      10,520,000
 Duke Energy Corp. (C)                 355,000      13,436,750
 Keyspan Corp.                         400,000      13,296,000
 Mirant Corp. (C)(D)                   400,000       8,760,000
 Northwestern Corp.                    500,000      11,000,000
 Orion Power Holdings, Inc. (D)        712,000      18,156,000
 Philadelphia Suburban Corp.           132,000       3,466,320
 TECO Energy, Inc. (C)                 650,000      17,615,000
                                                 -------------
                                                   122,449,670
                                                 -------------
Total Stocks and Convertible Securities
 (Cost $953,514,513) (F)                         1,284,956,451
                                                 -------------

-------------------------------------------------------------------------------

                              September 30, 2001
                                  (unaudited)

                                                      Prin. Amt.   Value (A)
                                                      ----------   ---------

Short-Term Investments -- 1.9%
 U.S. Government Obligations -- 0.4%
 U.S. Treasury Bills,
  3.33%, due 11/23/01                                 $5,000,000 $    4,975,488
                                                                 --------------
 Commercial Paper -- 1.5%
 Chevron USA,
  2.90%, due 10/02/01                                  4,125,000      4,124,668
 Ford Motor Credit Corp.,
  3.00%, due 10/11/01                                  9,290,000      9,282,258
 General Electric Capital
  Corp., 3.12%,
  due 10/04/01                                         5,975,000      5,973,446
                                                                 --------------
                                                                     19,380,372
                                                                 --------------

                                                                   Value (A)
                                                                   ---------

Total Short-Term Investments
 (Cost $24,355,860)                                              $   24,355,860
                                                                 --------------
Total Investments
 (Cost $977,870,373)                                              1,309,312,311
 Cash, receivables and other assets, less
  liabilities                                                        11,367,721
                                                                 --------------
Net Assets -- 100.0%                                             $1,320,680,032
                                                                 ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) Restricted securities (American Tower Corp. 5% Conv. Notes due 2010, ac-quired 2/9/00-4/13/00, cost $10,037,239, Nextel Communications Inc. 5.25% Conv. Notes due 2010, acquired 1/21/00, cost $10,000,000, and Qwest Commu-nications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98-2/21/01, cost $32,969,481).
(C) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(D) Presently non-dividend paying.
(E) Non-controlled affiliate, a closed-end sector fund.
(F) The aggregate market value of stocks held in escrow at September 30, 2001 covering open call option contracts written was $5,018,050. In addition, the aggregate market value of securities segregated by the custodian re-quired to collateralize open put option contracts written was $1,693,650.

                   Principal Changes in Portfolio Securities

--------------------------------------------------------------------------------

                During the Three Months Ended September 30, 2001
                                  (unaudited)

                                               Shares
                               ------------------------------------------------
                                                                    Held
                               Additions     Reductions      September 30, 2001
                               ---------     ----------      ------------------
BEA Systems Inc. ............   217,500                            370,000
BJ's Wholesale Club, Inc. ...   330,000                            330,000
Bristol-Myers Squibb Co. ....   105,000                            105,000
Exxon Mobil Corp. ...........   158,418(/1/)                       316,836
HCA Inc. ....................   210,000                            390,000
Hershey Foods Corp. .........   110,000                            110,000
Pfizer Inc. .................   165,000                            165,000
Philadelphia Suburban
 Corp. ......................   132,000                            132,000
Siebel Systems Inc. .........    95,000                            195,000
Vodafone Group plc ADS.......   205,114(/2/)                       492,614
Wachovia Corp. ..............   190,000(/1/)                       380,000
Ericsson (L.M.) Telephone Co.
 ADR.........................                1,133,333           2,000,000
General Electric Co. ........                  205,000           1,650,000
Investors Financial Services
 Corp. ......................                   48,500             510,000
Ivex Packaging Corp. ........                  180,000             520,000
MediaOne Group, Inc. 6.25%
 PIES due 2001...............                   85,000(/2/)          --
Nortel Networks Corp. .......                  600,000               --
Pall Corp. ..................                  600,000               --
SBC Communications Inc. .....                   87,960             700,000
Schlumberger Ltd. ...........                   88,400               --
WorldCom, Inc. ..............                  550,000               --

--------
(/1/)By stock split.
(/2/)Received Vodafone Group plc ADS in exchange for MediaOne Group, Inc. 6.25%
   PIES due 2001.

                              -------------------
 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their origi-nal cost. Past performance is not indicative of future investment results.

                        Historical Financial Statistics

--------------------------------------------------------------------------------


                                                                 Dividends    Distributions
                                                        Net         from          from
                                                       Asset   Net Investment Net Realized
                            Value of       Shares    Value per     Income         Gains
December 31                Net Assets   Outstanding*  Share*     Per Share*    Per Share*
-----------                ----------   ------------ --------- -------------- -------------
1991.................... $  661,895,779  49,121,246   $13.47        $.36          $ .73
1992....................    696,924,779  51,039,938    13.65         .31            .77
1993....................    840,610,252  63,746,498    13.19         .30            .79
1994....................    798,297,600  66,584,985    11.99         .33            .73
1995....................    986,230,914  69,248,276    14.24         .35            .76
1996....................  1,138,760,396  72,054,792    15.80         .35            .80
1997....................  1,424,170,425  74,923,859    19.01         .29           1.01
1998....................  1,688,080,336  77,814,977    21.69         .30           1.10
1999....................  2,170,801,875  80,842,241    26.85         .26           1.37
2000....................  1,951,562,978  82,292,262    23.72         .22           1.63
September 30, 2001
 (unaudited)............  1,320,680,032  80,980,062    16.31         .20            .04

--------
 * Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                              -------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                           The Adams Express Company
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (877) 260-8188
                      E-mail: Shareowner-svcs@bankofny.com

                     Shareholder Information and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                       $2.50 per investment
 Brokerage Commission                   $0.05 per share
Reinvestment of Dividends**
 Service Fee                     10% of amount invested
                      (maximum of $2.50 per investment)
 Brokerage Commission                   $0.05 per share
Sale of Shares
 Service Fee                                     $10.00
 Brokerage Commission                   $0.05 per share

Deposit of Certificates for safekeeping        Included
Book to Book Transfers                         Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)        $500.00
Minimum optional investment
 (existing holders)                              $50.00
Electronic Funds Transfer (monthly minimum)      $50.00
Maximum per transaction                      $25,000.00
Maximum per year                                   NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company          The Transfer Agent
The Adams Express    The Bank of New York
 Company             Shareholder Relations Dept.-8W
Lawrence L.          P.O. Box 11258
 Hooper, Jr.,        Church Street Station
Vice President,      New York, NY 10286
 Secretary and       (877) 260-8188
 General Counsel     Website:
Seven St. Paul       http://stock.bankofny.com
 Street,             E-mail:
 Suite 1140          Shareowner-svcs@ bankofny.com
Baltimore, MD
 21202
(800) 638-2479
Website:
www.adamsexpress.com
E-mail:
contact@adamsexpress.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.

                           THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/2,4/                   Douglas G. Ober/1/
Daniel E. Emerson/1,4/                  Landon Peters/3,4/
Edward J. Kelly, III*                   John J. Roberts/2,4/
Thomas H. Lenagh/2,3/                   Susan C. Schwab/1,3/
W.D. MacCallan/1,4/                     Robert J.M. Wilson/1,3/
W. Perry Neff/1,2/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee
*  Effective October 1, 2001

Officers

Douglas G. Ober             Chairman and
                             Chief Executive Officer
Joseph M. Truta             President
Richard F. Koloski          Executive Vice President
Richard B. Tumolo           Vice President--Research
Lawrence L. Hooper, Jr.     Vice President,
                             Secretary and
                             General Counsel
Maureen A. Jones            Vice President and
                             Treasurer
Christine M. Sloan          Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                                  ----------
                                  Stock Data
                                  ----------

Price (9/30/01)                                    $14.90
Net Asset Value (9/30/01)                          $16.31
Discount:                                             8.6%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

                             ---------------------
                             Distributions in 2001
                             ---------------------

From Investment Income                              $0.20
From Net Realized Gains                              0.04
                                                    -----
    Total                                           $0.24
                                                    =====

                          ---------------------------
                          2001 Dividend Payment Dates
                          ---------------------------

                              March 1, 2001
                              June 1, 2001
                              September 1, 2001
                              December 27, 2001*

                          *Anticipated

                                   [GRAPHIC]

                         [LOGO] ADAMS EXPRESS COMPANY

                             Third Quarter Report
                             --------------------
                              September 30, 2001